Exhibit 99.1

FOR FURTHER INFORMATION:

Dennis Barber

(713) 497-3042

Kevin Kremke

(713) 497-5468

FOR IMMEDIATE RELEASE:

August 3, 2005

Reliant Energy Reports Second Quarter Results and
Reiterates 2005 Outlook

HOUSTON, TX—Reliant Energy, Inc. (NYSE: RRI) reported income from continuing operations of $70 million, or $0.21 per diluted share, for the second quarter of 2005, compared to a loss from continuing operations of ($64 million), or ($0.21) per share, for the same period of 2004.  The reported numbers include a net, after-tax gain from unrealized energy derivatives totaling $84 million, or $0.25 per diluted share in 2005, and a net, after-tax loss of ($37 million), or ($0.13) per share in 2004.

“During the quarter, the retail business continued the expansion of its customer base and the wholesale business experienced improved profitability due to the new Seward plant and strengthening market conditions,” said Joel Staff, chairman and chief executive officer.  “We continue building the highly efficient scalable platforms and strong capital structure that will allow Reliant Energy to capitalize on the opportunities we see for profitable growth.  We also remain on-track to deliver on our free cash flow and adjusted EBITDA outlook.”

Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization) was $208 million for the second quarter of 2005, compared to $196 million for the second quarter of 2004.  Adjusted EBITDA for the first six months of 2005 was $267 million compared to $311 million for the same period of 2004.

During the first half of 2005, the company reported a $48 million use of cash from operating activities, compared to $39 million in 2004.  The reported numbers include increases in cash margin deposits totaling $204 million in 2005 and $246 million for 2004.  Free cash flow from continuing operations for the first half of 2005 was $114 million, compared to $34 million in 2004.  The improvement in free cash flow was primarily related to lower growth capital expenditures.

Adjusted EBITDA Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,

($ millions)	2005	2004	2005	2004

Income (loss) from continuing operations	$70	$(64)	$45	$(106)
Depreciation and amortization	106	131	221	238
Interest expense, net	101	91	201	177
Income tax expense (benefit)	62	(30)	60	(53)

EBITDA	339	128	527	256
Changes in California-related receivables and reserves	(3)	(5)	(2)	(26)
Unrealized (gains)/losses on energy derivatives(a)	(136)	60	(266)	34
Settlement of shareholder class action lawsuits	8	—	8	—
Gains recorded prior to 2003 that were realized/collected (EITF No. 02-03)	—	6	—	17
2004 accrual for payment to CenterPoint Energy, Inc.	—	—	—	2
2004 severance and restructuring costs	—	7	—	28

Adjusted EBITDA	$208	$196	$267	$311

(a)   Reliant Energy’s hedging activities include buying power supply for its retail business, selling the output of and buying fuel for its power plants, as well as hedging legacy trading positions and optimization of gas transport and storage positions.  Certain of these hedging transactions use mark-to-market accounting, which requires the company to record gains/losses related to future periods based on current changes in forward commodity prices.  The company refers to these gains and losses prior to settlement as “unrealized gains/losses on energy derivatives.”  In certain cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.

Free Cash Flow Reconciliation

	Six Months Ended June 30,

($ millions)	2005	2004

Operating cash flow from continuing operations	$(48)	$(39)

Accounts receivable factoring	—	(94)
Change in margin deposits(a)	204	246
2004 severance and restructuring costs	—	29
Capital expenditures	(42)	(108)

Free cash flow from continuing operations	$114	$34

(a)          Reliant Energy posts collateral to support most commodity sales and purchase transactions.  The collateral provides assurance to counterparties that contractual obligations will be fulfilled.  As the obligations are fulfilled, the collateral is returned.  Reliant Energy commonly uses both cash and letters of credit as collateral.  The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow.  When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow.  Changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

OUTLOOK FOR 2005

Reliant Energy’s 2005 outlook for adjusted EBITDA remains $900 million to $1,100 million.  Free cash flow from continuing operations outlook remains $275 million to $475 million.

2005 Adjusted EBITDA

Outlook Reconciliation

($ millions)	2005

Income from continuing operations(a)	$199
Delivery of product underlying the unrealized (gains)/losses on energy derivatives(b)	(250)
Settlement of shareholder class action lawsuits	8
California related reserves	(2)
Depreciation and amortization	485
Interest expense, net	410
Income tax expense	150

Adjusted EBITDA (mid-point of range)(a)	$1,000

(a)          Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)         In the first half of 2005, Reliant Energy recorded a net gain of $266 million and estimates it will incur $250 million for the full year of 2005.

2005 Free Cash Flow From Continuing Operations

Outlook Reconciliation

($ millions)	2005

Operating cash flow from continuing operations (on GAAP basis)	$259
Changes in margin deposits as of 6/30/05(a)	204
Settlement of shareholder class action lawsuits	8
Capital expenditures	(96)

FCF from continuing operations (mid-point of range)	$375

(a)          Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported operating cash flows from continuing operations.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

•                  Contribution margin

•                  Adjusted contribution margin

•                  Gross margin

•                  Adjusted gross margin

•                  Free cash flow

•                  EBITDA

•                  Adjusted EBITDA

A reconciliation of these financial measures and the most directly comparable GAAP measures is included in the attached financial tables or within this release.  Additional information regarding these measures, including a discussion of their utility and purposes, is included in the Form 8-K filed along with this earnings release.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its second-quarter 2005 earnings conference call for Wednesday, August 3, 2005, at 9:00 a.m., Central Daylight Time.  Interested parties may listen to a live audio broadcast of the conference call at  www.reliant.com/corporate.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S.  The company provides energy products and services to approximately 1.9 million electricity customers, ranging from residences and small businesses to large commercial, industrial, governmental and institutional customers, primarily in Texas.  Reliant also serves commercial, industrial, and governmental customers in the PJM (Pennsylvania, New Jersey, Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 19,000 megawatts of power generation capacity in operation or under contract across the U.S.  These strategically located generating assets utilize natural gas, wind, fuel oil and coal. For more information, visit our Website at www.reliant.com/corporate.

This news release contains “forward-looking statements.” Forward-looking statements are statements that contain projections about future economic performance and plans.  Forward-looking statements are often identified by words such as “anticipate,” “estimate,” “believe,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” and other similar words.

Forward-looking statements are based on management’s beliefs, assumptions and information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, weather conditions and other factors we discuss in our other filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement.

Information in this report is subject to adjustment resulting from further review and the obtaining of additional information that impacts the consolidated financial statements.

###

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Revenues:
Revenues (including $48,819, $(6,393), $(100,639) and $(11,439) unrealized gains (losses))	$2,635,872	$2,202,620	$4,504,963	$3,867,334

Expenses:
Fuel and cost of gas sold (including $(20,416), $13,259, $105,684 and $36,379 unrealized gains (losses))	666,775	472,062	1,059,497	687,364
Purchased power (including $107,475, $(67,146), $260,465 and $(58,796) unrealized gains (losses))	1,294,010	1,280,716	2,312,114	2,278,949
Operation and maintenance	238,706	228,185	445,174	457,895
Selling and marketing	21,925	21,261	40,910	38,927
Bad debt expense	12,529	11,564	21,139	20,308

Total	2,233,945	2,013,788	3,878,834	3,483,443

Contribution Margin	401,927	188,832	626,129	383,891

Other general and administrative	49,183	44,223	80,847	100,265
Loss on sales of receivables	—	10,063	—	19,250
Accrual for payment to CenterPoint Energy, Inc.	—	—	—	1,658
Gains on sales of assets, net	(13,320)	—	(8,859)	—
Depreciation	99,766	120,500	209,152	218,882
Amortization	6,185	10,916	12,068	19,345

Total	141,814	185,702	293,208	359,400

Operating Income	260,113	3,130	332,921	24,491

Other Income (Expense):
Losses from investments, net	(22,910)	(496)	(22,903)	(665)
Loss of equity investments, net	(3,676)	(8,782)	(3,844)	(9,588)
Other, net	67	3,117	147	3,877

Earnings (Loss) Before Interest and Taxes	233,594	(3,031)	306,321	18,115

Interest expense	(108,201)	(97,604)	(213,546)	(189,471)
Interest income	6,841	7,379	12,053	12,482

Income (Loss) from Continuing Operations Before Income Taxes	132,234	(93,256)	104,828	(158,874)
Income tax expense (benefit)	62,513	(29,628)	60,029	(52,485)

Income (Loss) from Continuing Operations	69,721	(63,628)	44,799	(106,389)

Income (loss) from discontinued operations before income taxes	29,377	(16,330)	29,377	(23,139)
Income tax expense (benefit)	374	(8,282)	374	(12,191)

Income (loss) from discontinued operations	29,003	(8,048)	29,003	(10,948)

Income (Loss) Before Cumulative Effect of Accounting Change	98,724	(71,676)	73,802	(117,337)
Cumulative effect of accounting change, net of tax	—	—	—	7,290

Net Income (Loss)	$98,724	$(71,676)	$73,802	$(110,047)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.23	$(0.21)	$0.15	$(0.36)
Income (loss) from discontinued operations	0.10	(0.03)	0.10	(0.03)
Cumulative effect of accounting change, net of tax	—	—	—	0.02

Net Income (Loss)	$0.33	$(0.24)	$0.25	$(0.37)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.21	$(0.21)	$0.15	$(0.36)
Income (loss) from discontinued operations	0.09	(0.03)	0.08	(0.03)
Cumulative effect of accounting change, net of tax	—	—	—	0.02

Net Income (Loss)	$0.30	$(0.24)	$0.23	$(0.37)

Weighted Average Common Shares Outstanding (in thousands):
—Basic	301,250	296,601	300,848	296,334
—Diluted	337,679	296,601	337,730	296,334

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—As Reported

(Millions of Dollars)

(Unaudited)

	Three Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Revenues:
Revenues	$1,717	$1,479	$238

Operating Expenses:
Purchased power	1,364	1,272	92

Gross margin	353	207	146

Operation and maintenance	49	53	(4)
Selling and marketing	22	21	1
Bad debt expense	12	13	(1)

Contribution margin—Retail Energy	270	120	150

Wholesale Energy:
Revenues:
Revenues	1,041	798	244

Operating Expenses:
Fuel and cost of gas sold	668	472	197
Purchased power	54	83	(29)

Gross margin	319	243	76

Operation and maintenance	188	175	13
Bad debt expense	—	(1)	1

Contribution margin—Wholesale Energy	131	69	62

Other Operations:
Revenues:
Revenues	2	—	2

Operating Expenses:
Fuel and cost of gas sold	(1)	—	(1)

Gross margin	3	—	3

Operation and maintenance	2	—	2

Contribution margin—Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(124)	(74)	(50)

Operating Expenses:
Purchased power	(124)	(74)	(50)

Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	2,636	2,203	434

Operating Expenses:
Fuel and cost of gas sold	667	472	196
Purchased power	1,294	1,281	13

Gross margin	675	450	225

Operation and maintenance	239	228	11
Selling and marketing	22	21	1
Bad debt expense	12	12	—

Contribution margin—Consolidated	402	189	213

Other general and administrative	49	45	4
Loss on sales of receivables	—	10	(10)
Gains on sales of assets, net	(13)	—	(13)
Depreciation and amortization	106	131	(25)

Total	142	186	(44)

Operating income	260	3	257

Losses from investments, net	(23)	—	(23)
Loss of equity investments, net	(4)	(9)	5
Other, net	—	3	(3)

Earnings (loss) before interest and income taxes	233	(3)	236

Interest expense	(108)	(98)	(10)
Interest income	7	7	—

Income (loss) from continuing operations before income taxes	132	(94)	226
Income tax expense (benefit)	62	(30)	92

Income (loss) from continuing operations	70	(64)	134
Income (loss) from discontinued operations	29	(8)	37

Net Income (Loss)	$99	$(72)	$171

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—As Reported

(Millions of Dollars)

(Unaudited)

	Six Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Revenues:
Revenues	$3,021	$2,631	$390

Operating Expenses:
Purchased power	2,445	2,262	183

Gross margin	576	369	207

Operation and maintenance	87	108	(21)
Selling and marketing	41	39	2
Bad debt expense	21	23	(2)

Contribution margin—Retail Energy	427	199	228

Wholesale Energy:
Revenues:
Revenues	1,712	1,370	342

Operating Expenses:
Fuel and cost of gas sold	1,061	687	374
Purchased power	98	151	(53)

Gross margin	553	532	21

Operation and maintenance	356	350	6
Bad debt expense	—	(3)	3

Contribution margin—Wholesale Energy	197	185	12

Other Operations:
Revenues:
Revenues	3	—	3

Operating Expenses:
Fuel and cost of gas sold	(1)	—	(1)

Gross margin	4	—	4

Operation and maintenance	2	—	2

Contribution margin—Other Operations	2	—	2

Eliminations:
Revenues:
Revenues	(231)	(134)	(97)

Operating Expenses:
Purchased power	(231)	(134)	(97)

Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	4,505	3,867	638

Operating Expenses:
Fuel and cost of gas sold	1,060	687	373
Purchased power	2,312	2,279	33

Gross margin	1,133	901	232

Operation and maintenance	445	458	(13)
Selling and marketing	41	39	2
Bad debt expense	21	20	1

Contribution margin—Consolidated	626	384	242

Other general and administrative	81	101	(20)
Loss on sales of receivables	—	19	(19)
Accrual for payment to CenterPoint Energy, Inc.	—	2	(2)
Gains on sales of assets, net	(9)	—	(9)
Depreciation and amortization	221	238	(17)

Total	293	360	(67)

Operating income	333	24	309

Losses from investments, net	(23)	—	(23)
Loss of equity investments, net	(4)	(10)	6
Other, net	—	4	(4)

Earnings before interest and income taxes	306	18	288

Interest expense	(213)	(189)	(24)
Interest income	12	12	—

Income (loss) from continuing operations before income taxes	105	(159)	264
Income tax expense (benefit)	60	(53)	113

Income (loss) from continuing operations	45	(106)	151
Income (loss) from discontinued operations	29	(11)	40
Cumulative effect of accounting change, net of tax	—	7	(7)

Net Income (Loss)	$74	$(110)	$184

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—Adjusted

(Millions of Dollars)

(Unaudited)

	Three Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Revenues:
Revenues	$1,717	$1,485	$232

Operating Expenses:
Purchased power	1,472	1,207	265

Gross margin	245	278	(33)

Operation and maintenance	49	51	(2)
Selling and marketing	22	21	1
Bad debt expense	12	13	(1)

Contribution margin—Retail Energy	162	193	(31)

Wholesale Energy:
Revenues:
Revenues	989	798	191

Operating Expenses:
Fuel and cost of gas sold	649	485	164
Purchased power	52	80	(28)

Gross margin	288	233	55

Operation and maintenance	188	170	18
Bad debt expense	—	(1)	1

Contribution margin—Wholesale Energy	100	64	36

Other Operations:
Revenues:
Revenues	2	—	2

Operating Expenses:
Fuel and cost of gas sold	(1)	—	(1)

Gross margin	3	—	3

Operation and maintenance	2	—	2

Contribution margin—Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(124)	(74)	(50)

Operating Expenses:
Purchased power	(124)	(74)	(50)

Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	2,584	2,209	375

Operating Expenses:
Fuel and cost of gas sold	648	485	163
Purchased power	1,400	1,213	187

Gross margin	536	511	25

Operation and maintenance	239	221	18
Selling and marketing	22	21	1
Bad debt expense	12	12	—

Contribution margin—Consolidated	263	257	6

Other general and administrative	41	45	(4)
Loss on sales of receivables	—	10	(10)
Gains on sales of assets, net	(13)	—	(13)
Depreciation and amortization	106	115	(9)

Total	134	170	(36)

Operating income	129	87	42

Losses from investments, net	(23)	—	(23)
Loss of equity investments, net	(4)	(9)	5
Other, net	—	3	(3)

Earnings before interest and income taxes	102	81	21

Interest expense	(108)	(98)	(10)
Interest income	3	5	(2)

Loss from continuing operations before income taxes	(3)	(12)	9
Income tax expense	9	1	8

Loss from continuing operations	(12)	(13)	1
Income (loss) from discontinued operations	29	(8)	37

Net Income (Loss)	$17	$(21)	$38

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—Adjusted

(Millions of Dollars)

(Unaudited)

	Six Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Revenues:
Revenues	$3,021	$2,648	$373

Operating Expenses:
Purchased power	2,707	2,206	501

Gross margin	314	442	(128)

Operation and maintenance	87	103	(16)
Selling and marketing	41	38	3
Bad debt expense	21	23	(2)

Contribution margin—Retail Energy	165	278	(113)

Wholesale Energy:
Revenues:
Revenues	1,810	1,355	455

Operating Expenses:
Fuel and cost of gas sold	1,166	723	443
Purchased power	97	148	(51)

Gross margin	547	484	63

Operation and maintenance	356	340	16
Bad debt expense	—	(3)	3

Contribution margin—Wholesale Energy	191	147	44

Other Operations:
Revenues:
Revenues	3	—	3

Operating Expenses:
Fuel and cost of gas sold	(1)	—	(1)

Gross margin	4	—	4

Operation and maintenance	2	—	2

Contribution margin—Other Operations	2	—	2

Eliminations:
Revenues:
Revenues	(231)	(134)	(97)

Operating Expenses:
Purchased power	(231)	(134)	(97)

Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	4,603	3,869	734

Operating Expenses:
Fuel and cost of gas sold	1,165	723	442
Purchased power	2,573	2,220	353

Gross margin	865	926	(61)

Operation and maintenance	445	443	2
Selling and marketing	41	38	3
Bad debt expense	21	20	1

Contribution margin—Consolidated	358	425	(67)

Other general and administrative	73	89	(16)
Loss on sales of receivables	—	19	(19)
Accrual for payment to CenterPoint Energy, Inc.	—	—	—
Gains on sales of assets, net	(9)	—	(9)
Depreciation and amortization	221	210	11

Total	285	318	(33)

Operating income	73	107	(34)

Losses from investments, net	(23)	—	(23)
Loss of equity investments, net	(4)	(10)	6
Other, net	—	4	(4)

Earnings before interest and income taxes	46	101	(55)

Interest expense	(213)	(189)	(24)
Interest income	6	9	(3)

Loss from continuing operations before income taxes	(161)	(79)	(82)
Income tax benefit	(43)	(22)	(21)

Loss from continuing operations	(118)	(57)	(61)
Income (loss) from discontinued operations	29	(11)	40
Cumulative effect of accounting change, net of tax	—	7	(7)

Net Loss	$(89)	$(61)	$(28)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—Adjustments

(Millions of Dollars)

(Unaudited)

	Three Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$6	$(6)
Unrealized gains/losses on energy derivatives	(108)	65	(173)

Total gross margin adjustments	(108)	71	(179)

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(2)	2

Total operating expenses adjustments	—	(2)	2

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	(3)	(5)	2
Unrealized gains/losses on energy derivatives	(28)	(5)	(23)

Total gross margin adjustments	(31)	(10)	(21)

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(5)	5

Consolidated:
Depreciation and amortization adjustment—equipment impairment related to turbines and generators	—	(16)	16
General and administrative adjustment—settlement of shareholder class action lawsuits	(8)	—	(8)
Interest income adjustment—California-related interest income	(4)	(2)	(2)

Income tax expense—tax adjustments, net	(53)	31	(84)

(1)   Revenues less fuel and cost of gas sold and purchased power.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment—Adjustments

(Millions of Dollars)

(Unaudited)

	Six Months Ended

	June 30, 2005	June 30, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$17	$(17)
Unrealized gains/losses on energy derivatives	(262)	56	(318)

Total gross margin adjustments	(262)	73	(335)

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(5)	5
Selling and marketing adjustment—severance and restructuring	—	(1)	1

Total operating expenses adjustments	—	(6)	6

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	(2)	(26)	24
Unrealized gains/losses on energy derivatives	(4)	(22)	18

Total gross margin adjustments	(6)	(48)	42

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(10)	10

Consolidated:
Other general and administrative adjustment—severance and restructuring	—	(12)	12
Accrual for payment to CenterPoint Energy, Inc. adjustment	—	(2)	2

Depreciation and amortization adjustment—accelerated depreciation on retired generation assets	—	(12)	12
Depreciation and amortization adjustment—equipment impairment related to turbines and generators	—	(16)	16
General and administrative adjustment—settlement of shareholder class action lawsuits	(8)	—	(8)
Interest income adjustment—California-related interest income	(6)	(3)	(3)

Income tax expense—tax adjustments, net	(103)	31	(134)

(1)   Revenues less fuel and cost of gas sold and purchased power.

Reliant Energy, Inc. and Subsidiaries

Diluted EPS from Continuing Operations Reconciliation

(Dollars per diluted share)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Diluted:
Net Income (Loss) (per GAAP)	$0.30	$(0.24)	$0.23	$(0.37)

Cumulative effect of accounting change, net of tax	—	—	—	(0.02)

(Income) loss from discontinued operations	(0.09)	0.03	(0.08)	0.03

Income (loss) from continuing operations (on GAAP basis)	0.21	(0.21)	0.15	(0.36)

Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	—	0.01	—	0.04
Changes in California-related receivables and reserves (including interest)	(0.01)	(0.02)	(0.01)	(0.06)
Unrealized gains/losses on energy derivatives	(0.25)	0.13	(0.49)	0.07
Severance and restructuring	—	0.02	—	0.06
Accelerated depreciation on retired generation assets	—	—	—	0.03
Equipment impairment related to turbines and generators	—	0.03	—	0.03
Settlement of shareholder class action lawsuits	0.02	—	0.02	—

Adjusted loss from continuing operations	$(0.03)	$(0.04)	$(0.33)	$(0.19)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and  Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of Dollars)

(Unaudited)

	June 30, 2005	December 31, 2004

ASSETS
Current Assets:
Cash and cash equivalents	$125,388	$106,613
Restricted cash	11,183	15,610
Accounts and notes receivable, principally customer, net	1,232,701	1,089,058
Inventory	309,675	273,128
Derivative assets	288,411	312,232
Margin deposits on energy trading and hedging activities	712,777	509,726
Other current assets	323,225	322,910

Total current assets	3,003,360	2,629,277

Property, Plant and Equipment, net	7,134,229	7,390,130

Other Assets:
Goodwill, net	436,057	440,534
Other intangibles, net	619,631	611,524
Net California receivables subject to refund	207,589	200,086
Equity investments	77,475	83,819
Derivative assets	430,076	272,254
Restricted cash	—	25,547
Other long-term assets	498,903	493,694

Total other assets	2,269,731	2,127,458

Total Assets	$12,407,320	$12,146,865

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$392,985	$618,854
Accounts payable, principally trade	764,006	572,886
Derivative liabilities	368,137	409,110
Margin deposits on energy trading and hedging activities	17,594	19,040
Other current liabilities	462,305	450,125

Total current liabilities	2,005,027	2,070,015

Other Liabilities:
Derivative liabilities	558,596	311,222
Other long-term liabilities	720,437	802,417

Total other liabilities	1,279,033	1,113,639

Long-term Debt	4,786,092	4,576,857
Commitments and Contingencies
Total Stockholders’ Equity	4,337,168	4,386,354

Total Liabilities and Stockholders’ Equity	$12,407,320	$12,146,865

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Thousands of Dollars)

(Unaudited)

	Six Months Ended June 30,

	2005	2004

Cash Flows from Operating Activities:
Net income (loss)	$73,802	$(110,047)
(Income) loss from discontinued operations	(29,003)	10,948

Net income (loss) from continuing operations and cumulative effect of accounting change	44,799	(99,099)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Cumulative effect of accounting change	—	(7,290)
Depreciation and amortization	221,220	238,227
Deferred income taxes	58,792	(60,220)
Net unrealized (gains) losses on energy derivatives	(265,510)	33,856
Amortization of deferred financing costs	8,198	16,498
Other, net	40,362	31,987
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	(145,337)	(179,243)
Receivables facility proceeds, net	—	94,000
Inventory	(25,097)	16,049
Margin deposits on energy trading and hedging activities, net	(204,497)	(246,278)
Net derivative assets and liabilities	61,536	17,794
Prepaid lease	4,911	3,506
Other current assets	36,363	(50,215)
Other assets	(45,264)	(47,249)
Accounts payable	190,909	133,294
Taxes payable/receivable	(19,446)	54,822
Other current liabilities	(23,237)	(4,121)
Other liabilities	13,127	14,786

Net cash used in continuing operations from operating activities	(48,171)	(38,896)
Net cash provided by discontinued operations from operating activities	—	18,122

Net cash used in operating activities	(48,171)	(20,774)

Cash Flows from Investing Activities:
Capital expenditures	(42,466)	(108,604)
Proceeds from sales of assets, net	44,932	9,294
Restricted cash	29,974	43,848
Other, net	2,500	2,100

Net cash provided by (used in) continuing operations from investing activities	34,940	(53,362)
Net cash provided by (used in) discontinued operations from investing activities	29,942	(2,794)

Net cash provided by (used in) investing activities	64,882	(56,156)

Cash Flows from Financing Activities:
Payments of long-term debt	(36,396)	(78,379)
Increase in short-term borrowings and revolving credit facilities, net	24,019	151,050
Proceeds from issuances of stock	14,441	8,552
Other, net	—	8,502

Net cash provided by continuing operations from financing activities	2,064	89,725
Net cash used in discontinued operations from financing activities	—	(3,754)

Net cash provided by financing activities	2,064	85,971

Net Change in Cash and Cash Equivalents	18,775	9,041
Cash and Cash Equivalents at Beginning of Period	106,613	146,244

Cash and Cash Equivalents at End of Period	$125,388	$155,285

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Retail Operational Data

(Unaudited)

Retail Energy Revenues:

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

	(in millions)		(in millions)
Retail Energy Revenues from End-Use Retail Customers:
Texas:
Residential and small business	$1,004	$906	$1,673	$1,560
Large commercial, industrial and governmental/institutional	553	472	1,052	898

Outside of Texas:
Commercial, industrial and governmental/institutional	82	35	152	64

Total	1,639	1,413	2,877	2,522

Retail Energy revenues from resales of purchased power and other hedging activities	90	97	172	130
Market usage adjustments	(11)	(25)	(22)	(4)
Gains recorded prior to 2003 realized/collected in current periods	(1)	(6)	(6)	(17)

Total retail energy revenues	$1,717	$1,479	$3,021	$2,631

Retail Energy Operating Data:

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

	(gigawatt hours)		(gigawatt hours)
Electricity Sales from End-Use Retail Customers:
Texas:
Residential:
Price-to-beat	4,731	4,991	8,005	8,669
Non price-to-beat	1,460	995	2,584	1,873

Total residential	6,191	5,986	10,589	10,542
Small business:
Price-to-beat	1,226	1,734	2,448	3,600
Non price-to-beat	817	502	1,313	805

Total small business	2,043	2,236	3,761	4,405
Large commercial, industrial and governmental/institutional(1)	7,708	7,578	15,007	14,642

Total Texas	15,942	15,800	29,357	29,589
Outside of Texas:
Commercial, industrial and governmental/institutional	1,372	619	2,596	1,187

Total Outside of Texas	1,372	619	2,596	1,187

Total	17,314	16,419	31,953	30,776

Reliant Energy, Inc. and Subsidiaries

Retail Operational Data

(Unaudited)

	June 30,	December 31,
	2005	2004

	(in thousands, metered locations)
Retail Customers:
Texas:
Residential:
Price-to-beat	1,261	1,313
Non price-to-beat	390	334

Total residential	1,651	1,647
Small business:
Price-to-beat	147	163
Non price-to-beat	42	30

Total small business	189	193
Large commercial, industrial and governmental/institutional(1)	40	40

Total Texas	1,880	1,880
Outside of Texas:
Commercial, industrial and governmental/institutional	2	1

Total Outside of Texas	2	1

Total	1,882	1,881

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Texas:
Residential:
Price-to-beat	1,276	1,377	1,289	1,384
Non price-to-beat	371	252	358	242

Total residential	1,647	1,629	1,647	1,626
Small business:
Price-to-beat	150	187	155	189
Non price-to-beat	38	16	34	14

Total small business	188	203	189	203
Large commercial, industrial and governmental/institutional(1)	39	40	39	40

Total Texas	1,874	1,872	1,875	1,869
Outside of Texas:
Commercial, industrial and governmental/institutional	1	—	1	—

Total Outside of Texas	1	—	1	—

Total	1,875	1,872	1,876	1,869

(1)   These amounts include volumes of customers of the General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Wholesale Operational Data

(Unaudited)

Wholesale Energy Gross Margin:

	Three Months Ended June 30,			Six Months Ended June 30,

	2005	2004	Change	2005	2004	Change

	(in millions)			(in millions)

West	$37	$29	$8	$65	$37	$28
PJM	109	97	12	207	221	(14)
New York	84	78	6	162	147	15
Southeast	(3)	4	(7)	1	7	(6)
MISO	41	15	26	88	41	47
ERCOT	18	18	—	36	35	1
Other:
Billings to Texas Genco for support costs	—	7	(7)	—	12	(12)
Other	2	(15)	17	(12)	(16)	4

Adjusted Plant Gross Margin	288	233	55	547	484	63

California-related receivables and reserves:
Credit reserve	—	—	—	—	21	(21)
Estimated refund obligation	3	5	(2)	2	5	(3)

Unrealized gains/losses on energy derivatives (1)	28	5	23	4	22	(18)

Total Wholesale Energy Gross Margin	$319	$243	$76	$553	$532	$21

Wholesale Power Sales (2):

	Three Months Ended June 30,			Six Months Ended June 30,

	2005	2004	Change	2005	2004	Change

	(gigawatt hours)			(gigawatt hours)

Net power generation volumes	8,493	8,687	(194)	16,855	17,324	(469)
Power purchase volumes	159	786	(627)	245	921	(676)

Power sales volumes	8,652	9,473	(821)	17,100	18,245	(1,145)

(1)   Includes ineffectiveness and derivatives not designated as hedges.

(2)   These amounts include physically delivered volumes, hedge activity related to our power generation portfolio and volumes associated with our legacy trading activities. These amounts exclude (a) volumes associated with our discontinued operations, (b) generation of 995 GWh and 512 GWh for the three months ended June 30, 2005 and 2004, respectively, and 1,840 GWh and 544 GWh for the six months ended June 2005 and 2004, respectively, from facilities where the generation is sold by a third party pursuant to a tolling agreement, (c) generation from facilities that are accounted for as an equity method investment and (d) physical transactions that are settled prior to delivery.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Net Generation Volumes (1) (2)

(MWh)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

By region:
MISO	1,210,827	1,130,973	2,831,479	2,437,104

PJM	4,557,380	3,890,337	8,802,472	8,572,062

New York	1,307,752	946,431	2,311,961	1,812,984

Southeast	341,540	650,842	599,358	943,060

West	1,179,655	1,424,510	2,547,031	2,134,884

ERCOT	1,218,197	1,379,466	2,459,935	2,677,711

Total	9,815,351	9,422,559	19,552,236	18,577,805

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

By asset type:
Base load	7,702,538	7,061,856	15,875,741	14,894,522

Intermediate	1,704,358	1,871,226	3,137,449	3,045,261

Peaking	408,455	489,477	539,046	638,022

Total	9,815,351	9,422,559	19,552,236	18,577,805

(1)   These amounts exclude volumes associated with our discontinued operations.

(2)   These amounts include (a) physically delivered volumes, (b) hedge activity related to our power generation portfolio, (c) generation of 995 GWh and 512 GWh for the three months ended June 30, 2005 and 2004, respectively, and 1,840 GWh and 544 GWH for the six months ended June 2005 and 2004, respectively, from facilities where the generation is sold by a third-party pursuant to a tolling agreement and (d) generation from facilities that are accounted for as an equity method investment.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

MISO Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)

			2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	692	9.8	755,454	428,832	50%	28%
New Castle 3-5	325	10.7	280,107	413,435	39%	58%
Niles 1-2	216	10.5	155,684	284,187	33%	60%

	1,233		1,191,245	1,126,454	44%	42%

Peaking
Avon Lake 10	29	17.4	540	260	1%	0%
New Castle A-B	6	10.0	36	17	0%	0%
Niles A	30	21.3	6	(52)	0%	0%
Shelby 1-8	371	9.8	19,000	4,294	2%	1%

	436		19,582	4,519	2%	0%

MISO Total	1,669		1,210,827	1,130,973	33%	31%

			Q2 YTD net generation volume (1) (MWh)		Q2 YTD net capacity factor (2) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	692	9.8	1,754,900	947,698	58%	31%
New Castle 3-5	325	10.7	613,432	939,788	43%	66%
Niles 1-2	216	10.5	443,458	543,110	47%	58%

	1,233		2,811,790	2,430,596	53%	45%

Peaking
Avon Lake 10	29	17.4	730	2,232	1%	2%
New Castle A-B	6	10.0	39	59	0%	0%
Niles A	30	21.3	(80)	(77)	0%	0%
Shelby 1-8	371	9.8	19,000	4,294	1%	0%

	436		19,689	6,508	1%	0%

MISO Total	1,669		2,831,479	2,437,104	39%	33%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (1) (MW)	Heat Rate (1) (MMBtu/MWh)	Q2 net generation volume (2) (MWh)		Q2 net capacity factor (1) (3) (MWh)

			2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	582,802	428,736	95%	70%
Cheswick 1	583	10.0	570,661	387,984	45%	30%
Deep Creek 1-2 (4)	19		2,360	6,301	6%	15%
Elrama 1-4	487	11.3	284,710	559,494	27%	53%
Keystone 1-2 (16)%	282	9.5	498,366	558,186	81%	91%
Piney Station 1-3 (4)	28		8,006	24,008	13%	39%
Portland 1&2	400	10.1	462,753	539,273	53%	62%
Seward 1	520	9.7	829,834	—	73%	0%
Shawville 1-4	608	10.3	765,093	796,188	58%	60%
Titus 1-3	246	10.8	225,875	328,201	42%	61%

	3,453		4,230,460	3,628,371	56%	48%

Intermediate
Brunot Island CCGT	287	9.8	(297)	7,710	0%	1%
Gilbert CCGT	336	9.5	32,457	5,098	4%	1%
Gilbert 9	168	11.1	5,801	4,677	2%	1%
Hunterstown CCGT	795	7.0	182,695	150,983	11%	9%
Portland 5	144	10.1	5,244	12,181	2%	4%

	1,730		225,900	180,649	6%	5%

Peaking
Aurora 1-10	912	10.5	89,060	10,013	4%	1%
Blossburg 1	23	14.6	866	511	2%	1%
Brunot Island 1A-1C	60	13.6	(200)	612	0%	0%
Ceredo 1-6	505	12.1	1,285	523	0%	0%
Gilbert 1-4	111	15.1	185	(310)	0%	0%
Glen Gardner 1-8	184	14.6	348	2,102	0%	1%
Hamilton 1	23	14.8	168	1,188	0%	2%
Hunterstown 1-3	71	14.8	1,003	3,351	1%	2%
Mountain 1-2	47	14.3	954	1,070	1%	1%
Orrtanna 1	23	14.4	220	926	0%	2%
Portland 3-4	40	15.1	523	509	1%	1%
Sayreville A-D	264	13.8	3,146	30,829	1%	5%
Shawnee 1	23	14.0	138	—	0%	0%
Shawville 5-7	6	10.2	(3)	(9)	0%	0%
Tolna 1-2	47	14.2	2,254	2,568	2%	3%
Titus 4-5	35	17.4	68	—	0%	0%
Wayne 1	—		—	(66)	—	—
Warren 3	68	12.8	(103)	(78)	0%	0%
Werner 1-4	252	13.8	963	27,471	0%	5%
Keystone 3-6	2	10.3	137	89	3%	2%
Conemaugh A-D	2	9.7	8	18	0%	0%

	2,698		101,020	81,317	2%	1%

PJM Total	7,881		4,557,380	3,890,337	26%	23%

(1)   Excludes Wayne 1 of 66 MW, which was retired in May 2004.

(2)   Represents net generation assets only.

(3)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)   Includes Deep Creek 1-2 of 19 MW and Piney Station 1-3 of 28 MW, which were sold in April 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

	Summer/Winter Average Capacity (1) (MW)	Heat Rate (1) (MMBtu/MWh)	Q2 YTD net generation volume (2) (MWh)		Q2 YTD net capacity factor (1) (3) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	1,160,513	1,013,166	95%	83%
Cheswick 1	583	10.0	1,271,855	1,453,347	50%	57%
Deep Creek 1-2 (4)	19		13,776	19,177	17%	23%
Elrama 1-4	487	11.3	432,216	1,206,164	20%	57%
Keystone 1-2 (16%)	282	9.5	1,068,762	1,089,427	87%	88%
Piney Station 1-3 (4)	28		28,569	39,349	23%	32%
Portland 1&2	400	10.1	946,980	1,166,396	55%	67%
Seward 1	520	9.7	1,341,347	—	59%	0%
Shawville 1-4	608	10.3	1,568,505	1,574,357	59%	59%
Titus 1-3	246	10.8	553,014	663,875	52%	62%

	3,453		8,385,537	8,225,258	56%	55%

Intermediate
Brunot Island CCGT	287	9.8	(2,937)	5,911	0%	0%
Gilbert CCGT	336	9.5	59,528	53,807	4%	4%
Gilbert 9	168	11.1	5,903	11,400	1%	2%
Hunterstown CCGT	795	7.0	224,176	145,914	6%	4%
Portland 5	144	10.1	18,486	31,242	3%	5%

	1,730		305,156	248,274	4%	3%

Peaking
Aurora 1-10	912	10.5	91,792	13,009	2%	0%
Blossburg 1	23	14.6	1,253	682	1%	1%
Brunot Island 1A-1C	60	13.6	(70)	2,475	0%	1%
Ceredo 1-6	505	12.1	7,960	1,045	0%	0%
Gilbert 1-4	111	15.1	(325)	214	0%	0%
Glen Gardner 1-8	184	14.6	459	2,256	0%	0%
Hamilton 1	23	14.8	168	1,339	0%	1%
Hunterstown 1-3	71	14.8	1,156	4,323	0%	1%
Mountain 1-2	47	14.3	1,104	1,604	1%	1%
Orrtanna 1	23	14.4	377	926	0%	1%
Portland 3-4	40	15.1	659	1,122	0%	1%
Sayreville A-D	264	13.8	4,220	31,548	0%	3%
Shawnee 1	23	14.0	182	219	0%	0%
Shawville 5-7	6	10.2	(31)	(35)	0%	0%
Tolna 1-2	47	14.2	2,342	3,156	1%	2%
Titus 4-5	35	17.4	181	22	0%	0%
Wayne 1	—		—	486	—	—
Warren 3	68	12.8	(228)	1,208	0%	0%
Werner 1-4	252	13.8	387	32,669	0%	3%
Keystone 3-6	2	10.3	176	218	2%	2%
Conemaugh A-D	2	9.7	17	44	0%	1%

	2,698		111,779	98,530	1%	1%

PJM Total	7,881		8,802,472	8,572,062	26%	25%

(1)       Excludes Sayreville 4-5 of 232 MW, which was retired in February 2004 and Wayne 1 of 66 MW, which was retired in May 2004.

(2)       Represents net generation assets only.

(3)       Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)       Includes Deep Creek 1-2 of 19 MW and Piney Station 1-3 of 28 MW, which were sold in April 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

New York Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)

			2005	2004	2005	2004

Intermediate
Astoria 3-5	1,105	10.9	1,176,106	830,299	49%	34%

Peaking
Astoria 2	178	12.3	30,187	24,692	8%	6%
Gowanus 1-4	610	18.0	28,960	17,630	2%	1%
Narrows 1-2	317	17.4	72,499	73,810	10%	11%

	1,105		131,646	116,132	5%	5%

New York Total	2,210		1,307,752	946,431	27%	20%

			Q2 YTD net generation volume (1) (MWh)		Q2 YTD net capacity factor (2) (MWh)

Unit Name			2005	2004	2005	2004

Intermediate
Astoria 3-5	1,105	10.9	2,166,213	1,607,426	45%	33%

Peaking
Astoria 2	178	12.3	28,168	24,198	4%	3%
Gowanus 1-4	610	18.0	34,230	38,330	1%	1%
Narrows 1-2	317	17.4	83,350	143,030	6%	10%

	1,105		145,748	205,558	3%	4%

New York Total	2,210		2,311,961	1,812,984	24%	19%

(1)       Represents net generation assets only.

(2)       Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Southeast Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (3) (MW)	Heat Rate (3) (MMBtu/MWh)	Q2 net generation volume (1) (3) (MWh)		Q2 net capacity factor (2) (3) (MWh)

			2005	2004	2005	2004

Base Load
Sabine	54	10.0	73,853	91,714	63%	78%

Intermediate
Indian River 1-3	587	10.5	111,879	273,558	9%	21%
Choctaw (3)	800	6.9	—	(1,939)	0%	0%

	1,387		111,879	271,619	4%	9%

Peaking
Osceola 1-3	465	11.0	79,395	129,457	8%	13%
Shady Hills	474	10.8	46,415	120,399	4%	12%
Vandolah	630	10.8	29,998	37,653	2%	3%

	1,569		155,808	287,509	5%	8%

Southeast Total	3,010		341,540	650,842	5%	10%

			Q2 YTD net generation volume (1) (3) (MWh)		Q2 YTD net capacity factor (2) (3) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Sabine	54	10.0	145,538	183,661	62%	78%

Intermediate
Indian River 1-3	587	10.5	192,749	437,061	8%	17%
Choctaw (3)	800	6.9	—	(5,088)	0%	0%

	1,387		192,749	431,973	3%	7%

Peaking
Osceola 1-3	465	11.0	119,498	154,570	6%	8%
Shady Hills	474	10.8	83,823	129,965	4%	6%
Vandolah	630	10.8	57,750	42,891	2%	2%

	1,569		261,071	327,426	4%	5%

Southeast Total	3,010		599,358	943,060	5%	7%

(1)       Represents net generation assets only.

(2)       Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)       Choctaw was mothballed in May 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

West Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (1) (MW)	Heat Rate (1) (MMBtu/MWh)	Q2 net generation volume (1) (2) (MWh)		Q2 net capacity factor (1) (3) (MWh)

			2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	591	7.2	735,405	703,785	57%	55%
El Dorado CCGT (5)	235	7.2	253,378	132,066	49%	26%

	826		988,783	835,851	55%	46%

Intermediate
Coolwater 1-2	146	10.5	(270)	451	0%	0%
Coolwater 3-4	476	10.0	3,235	40,533	0%	4%
Etiwanda 3-4	640	10.0	143,518	(2,185)	10%	0%
Mandalay 1-2	430	9.5	18,011	117,253	2%	12%
Ormond Beach 1-2	1,516	9.6	25,979	432,607	1%	13%

	3,208		190,473	588,659	3%	8%

Peaking
Ellwood	54	13.3	159	—	0%	0%
Mandalay 3	130	15.8	240	—	0%	0%

	184		399	—	0%	0%

West Total	4,218		1,179,655	1,424,510	13%	15%

			Q2 YTD net generation volume (1) (2) (MWh)		Q2 YTD net capacity factor (1) (3) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	591	7.2	1,361,781	851,246	53%	40%
El Dorado CCGT (5)	235	7.2	711,160	526,050	70%	51%

	826		2,072,941	1,377,296	58%	38%

Intermediate
Coolwater 1-2	146	10.5	(554)	176	0%	0%
Coolwater 3-4	476	10.0	51,813	43,210	3%	2%
Etiwanda 3-4	640	10.0	274,401	(4,533)	10%	0%
Mandalay 1-2	430	9.5	69,615	219,859	4%	12%
Ormond Beach 1-2	1,516	9.6	78,056	498,876	1%	8%

	3,208		473,331	757,588	3%	5%

Peaking
Ellwood	54	13.3	307	—	0%	0%
Mandalay 3	130	15.8	452	—	0%	0%

	184		759	—	0%	0%

West Total	4,218		2,547,031	2,134,884	14%	12%

(1)       Excludes Etiwanda 5 of 118 MW, which was retired in January 2004.  Q2 YTD 2005 includes net generation from Ellwood and Mandalay 3 although the units were mothballed in November 2003 and not officially returned to service until April 2005.  The net generation from Mandalay 3 and Ellwood was produced during the re-commissioning.  Etiwanda 3 and 4 were also mothballed in November 2003 and returned to service in September 2004 and July 2004, respectively, under a reliability-must-run contract with the California Independent System Operator through the end of 2004.

(2)       Represents net generation assets only.

(3)       Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)       Big Horn CCGT began operations in February 2004.

(5)       El Dorado was sold in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

ERCOT Asset Summary

(Unaudited)

	SummeWinter Average Capacity (MWr/)	Heat Rate (MMBtu/MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Channelview	805	6.1	1,180,460	1,345,698	67%	77%
Landfill Gas (3)	26	10.5	37,737	33,768	66%	59%

ERCOT Total	831		1,218,197	1,379,466	67%	76%

			Q2 YTD net generation volume (1) (MWh)		Q2 YTD net capacity factor (2) (MWh)

Unit Name			2005	2004	2005	2004

Base Load
Channelview	805	6.1	2,383,537	2,606,011	68%	74%
Landfill Gas (3)	26	10.5	76,398	71,700	68%	63%

ERCOT Total	831		2,459,935	2,677,711	68%	74%

(1)       Represents net generation assets only.

(2)       Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)       These assets were sold in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt-to-Adjusted EBITDA Ratio

(in millions, except ratio)

(Unaudited)

	June 30, 2005

Debt:
Senior secured term loan	$1,297
Senior secured revolver	92
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes(1)	453
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	362
Receivables facility	350
Warrants	(1)
Other(2)	1
El Dorado net debt (off-balance sheet)	59	(3)
REMA operating lease (off-balance sheet)	522	(3)

Total debt and debt equivalents(4)	5,760

Less:
Cash and cash equivalents	(125)
Restricted cash	(11)
Net margin deposits	(695)

Adjusted Net Debt	$4,929

Adjusted EBIT	$411	(5)
Adjusted depreciation and amortization	460	(5)

Adjusted EBITDA	871	(5)

Less: El Dorado equity loss	7	(3)(5)
Add: 50% El Dorado EBITDA	1	(3)(5)
REMA lease expense	60	(3)(5)
Receivables facility expense (July 1, 2004 to September 28, 2004)	7	(3)(5)

Total Adjusted EBITDA	$946	(5)

Ratio	5.2

(1)   Orion 12% notes includes purchase accounting adjustments of $53 million.

(2)   Other subsidiary debt.

(3)   For purposes of computing this ratio, the effects of these off-balance sheet items are included.

(4)   Debt equivalents include off-balance sheet REMA lease of $522 million and our portion of off-balance sheet El Dorado an equity method investment, net debt of $59 million.

(5)   Represents amounts for the rolling four quarters ended June 30, 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042